CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                 CERTIFICATION
                                 -------------

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of The Travelers Series Trust - Equity Income Portfolio (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                         Chief Administrative Officer
The Travelers Series Trust -                    The Travelers Series Trust -
Equity Income Portfolio                         Equity Income Portfolio


/s/ R. Jay Gerken                               /s/ Andrew B. Shoup
------------------------                        -----------------------
R. Jay Gerken                                   Andrew B. Shoup
Date: September 8, 2004                         Date: September 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (Section mark) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                 CERTIFICATION
                                 -------------

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of The Travelers Series Trust - Large Cap Portfolio (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                         Chief Administrative Officer
The Travelers Series Trust -                    The Travelers Series Trust -
Large Cap Portfolio                             Large Cap Portfolio


/s/ R. Jay Gerken                               /s/ Andrew B. Shoup
-----------------------                         -----------------------
R. Jay Gerken                                   Andrew B. Shoup
Date: September 8, 2004                         Date: September 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (Section mark) 1350 and is not being filed as part of the Form N-CSR with the Commission.